UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

HOOPS SCOUTING USA
(Exact name of registrant as specified in its charter)

Wyoming	000-56389	30-4010393
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

63 Rocio Court

Palm Desert, California 92260

Tel: (760) 636-4353

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.01	Change in Registrants Certifying Accountant

Previous independent registered public accounting firm

On September 14, 2022 (the “Resignation Date”), Hoops Scouting USA (the “Company”) was advised by Saturna Group Chartered Professional Accountants LLP (the “Former Auditor”) that it had resigned as the Company’s independent registered public accounting firm due to partner rotation rules.

During the years ended June 30, 2020 and 2021 and through the Resignation Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

Except as set forth below, during the years ended June 30, 2020 and 2021 and through the Resignation Date, the reports of the Former Auditor on the Company’s financial statements for the years ended June 30, 2020 and 2021 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of the Company’s financial statements for each of the years ended June 30, 2020 and 2021 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that our Former Auditor furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto to this amendment to the Form 8-K as Exhibit 16.1.

New independent registered public accounting firm

On September 14, 2022 (the “Engagement Date”), the Company engaged Sadler, Gibb & Associates, LLC (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2022. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1.

application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

16.1	Saturna Group Chartered Professional Accountants LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPS SCOUTING USA

Date: September 19, 2022	By:	/s/ Jamie Oei
Jamie Oei, President & C.E.O.

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